UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Legacy Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2020

LEGACY ACQUISITION CORP.

(Exact name of Company as specified in Charter)

001-38296	Delaware	81-3674868
(Commission File Number)	(State or jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1308 Race Street, Suite 200

Cincinnati, OH 45202

(Address of Principal Executive Offices)

(513) 618-7161
(Issuer Telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant to purchase one-half of one share of Class A common stock	LGC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	LGC	New York Stock Exchange
Warrants, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share	LGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Form 8-K/A is being filed with respect to the Form 8-K filed by Legacy Acquisition Corp. (the “Company”) on March 13, 2020 (the “Form 8-K) for the purpose of amending Exhibits 2.1, 10.1 and 10.7 in Item 9.01 in order to make such exhibits consistent with the terms disclosed in the Company’s Definitive Proxy Statement to be filed on Schedule 14A on March 31, 2020. Except for the changes to the exhibits in Item 9.01, no other changes have been made to the Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description	Incorporation by Reference
2.1	First Amendment to the Amended and Restated Share Exchange Agreement, dated March 13, 2020, by and between Legacy Acquisition Corp. and Blue Valor Limited*	Filed herewith.
10.1	Sponsor Support Agreement, dated as of March 13, 2020, by and between Legacy Acquisition Sponsor I LLC, Legacy Acquisition Corp., and Blue Valor Limited	Filed herewith.
10.2	Waiver Agreement, dated as of March 13, 2020, by and between Legacy Acquisition Sponsor I LLC and Legacy Acquisition Corp.	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.3	Termination Agreement, dated March 13, 2020, by and between Legacy Acquisition Corp., Legacy Acquisition Sponsor I LLC, and Blue Valor Limited	Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.4	Form of Warrant Holder Support Agreement	Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.5	Warrant Holder Support Agreement, dated as of March 9, 2020, by and between Alyeska Investment Group LP and Legacy Acquisition Corp.	Incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.6	Warrant Holder Support Agreement, dated as of March 9, 2020, by and between Kepos Alpha Master Fund L.P. and Legacy Acquisition Corp.	Incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.7	Warrant Holder Support Agreement, dated as of March 9, 2020, by and between Longfellow Investment Management Co., LLC and Legacy Acquisition Corp.	Filed herewith.
99.1	Press Release, dated March 13, 2020: Legacy Acquisition Corp. Announces Amendments to Terms of Business Combination	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
99.2	Press Release, dated March 13, 2020: Legacy Acquisition Corp. Announces Amendment to Share Exchange Agreement and Expected Warrant Agreement Amendment	Incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
99.3	Investor Presentation dated February 2020	Incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on March 13, 2020.

*	Legacy has omitted schedules and similar attachments to the First Amendment to the Amended and Restated Share Exchange Agreement pursuant to Item 601(a)(5) of Regulation S-K.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2020

LEGACY ACQUISITION CORP.

By:	/s/ William C. Finn
Name:	William C. Finn
Title:	Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description	Incorporation by Reference
2.1	First Amendment to the Amended and Restated Share Exchange Agreement, dated March 13, 2020, by and between Legacy Acquisition Corp. and Blue Valor Limited*	Filed herewith.
10.1	Sponsor Support Agreement, dated as of March 13, 2020, by and between Legacy Acquisition Sponsor I LLC, Legacy Acquisition Corp., and Blue Valor Limited	Filed herewith.
10.2	Waiver Agreement, dated as of March 13, 2020, by and between Legacy Acquisition Sponsor I LLC and Legacy Acquisition Corp.	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.3	Termination Agreement, dated March 13, 2020, by and between Legacy Acquisition Corp., Legacy Acquisition Sponsor I LLC, and Blue Valor Limited	Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.4	Form of Warrant Holder Support Agreement	Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.5	Warrant Holder Support Agreement, dated as of March 9, 2020, by and between Alyeska Investment Group LP and Legacy Acquisition Corp.	Incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.6	Warrant Holder Support Agreement, dated as of March 9, 2020, by and between Kepos Alpha Master Fund L.P. and Legacy Acquisition Corp.	Incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
10.7	Warrant Holder Support Agreement, dated as of March 9, 2020, by and between Longfellow Investment Management Co., LLC and Legacy Acquisition Corp.	Filed herewith.
99.1	Press Release, dated March 13, 2020: Legacy Acquisition Corp. Announces Amendments to Terms of Business Combination	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
99.2	Press Release, dated March 13, 2020: Legacy Acquisition Corp. Announces Amendment to Share Exchange Agreement and Expected Warrant Agreement Amendment	Incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on March 13, 2020.
99.3	Investor Presentation dated February 2020	Incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on March 13, 2020.

*	Legacy has omitted schedules and similar attachments to the First Amendment to the Amended and Restated Share Exchange Agreement pursuant to Item 601(a)(5) of Regulation S-K.

Exhibit 2.1

FIRST AMENDMENT
TO THE
AMENDED AND RESTATED SHARE EXCHANGE AGREEMENT

This FIRST AMENDMENT TO THE AMENDED AND RESTATED SHARE EXCHANGE AGREEMENT (this “Amendment”), dated as of March 13, 2020, is made and entered into by and between Blue Valor Limited, a company incorporated in Hong Kong (the “Seller”) and Legacy Acquisition Corp., a Delaware corporation (the “Purchaser”).

WHEREAS, the parties hereto previously entered into that certain Amended and Restated Share Exchange Agreement (including, without limitation, the exhibits and amendments thereto, the “Agreement”), dated as of December 2, 2019;

WHEREAS, capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Agreement; and

WHEREAS, Section 11.2 of the Agreement provides that the Agreement may not be amended or modified except by an instrument in writing signed by each of the Seller and the Purchaser; and

WHEREAS, the parties hereto wish to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.      Amendments to Recitals of the Agreement.

(a)     Amendment to Recital G. Recital paragraph G is hereby amended and restated in its entirety by replacing it with the following:

“G.   The Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, all of the issued and outstanding shares in the Company in exchange for the Closing Payment Shares, the Seller Deferred Shares, and, if earned pursuant to the terms hereof, the Earnout Payment, in each case, subject to the terms and conditions set forth herein (“Share Purchase”);”.

(b)    Amendment to Recital L. Recital paragraph L is hereby amended and restated in its entirety by replacing it with the following:

“L.    (i) Simultaneously with the execution of the First Amendment to this Agreement, (x) the Purchaser, Legacy Acquisition Sponsor I LLC, a Delaware limited liability company (“Sponsor”), and the Seller are entering into that certain Sponsor Support Agreement, the form of which is attached as Exhibit B hereto (the “Sponsor Support Agreement”), with respect to the treatment of the Purchaser’s Class F common stock as provided therein, and (y) the Purchaser and Sponsor are entering into that certain Waiver Agreement, the form of which is attached as Exhibit J hereto (the “Waiver Agreement”), with respect to the treatment of the Purchaser’s Class F common stock as provided therein, and (ii) at the Closing, the Purchaser, Sponsor and the Seller shall enter into that certain Registration Rights Consent and Waiver, the form of which is attached as Exhibit K hereto (the “Registration Rights Waiver Agreement”);”.

2.      Amendments to Article I of the Agreement.

(a)     Amendment to Section 1.2 of the Agreement. Section 1.2 of the Agreement is hereby amended by deleting “and the Redemption Side Letter” and replacing it with “the Sponsor Support Agreement, the Waiver Agreement, and the Registration Rights Waiver Agreement”.

(b)    Amendment to Section 1.17 of the Agreement. Section 1.17 of the Agreement is hereby amended by deleting the number “30,000,000” and replacing it with “27,000,000”.

(c)     Amendment to Further Definitions in the Agreement. The reference list of “Further Definitions” in Article I of the Agreement is hereby amended by (i) deleting the term “Redemption Side Letter” and its corresponding section reference, (ii) deleting the term “September 30 Audited Financials” and its corresponding section reference, (iii) deleting the term “Blue Impact Warrant Tender Offer” and its corresponding section reference, and (iv) inserting the following terms and corresponding section references in the proper alphabetical order:

“Change in Control	2.9(a)(i)
Deferred Shares	2.9(b)
Deferred Share Holder	2.9(g)
Extraordinary Dividend	2.9(e)
Permitted Transferee	2.9(g)
PIPE Financing	6.26
Price Target	2.9(a)(v)
Public Warrant Amendment	6.24
Purchaser Common Share 30-Day VWAP	2.9(a)(ii)
Purchaser Private Placement Warrants	6.24
Purchaser Public Warrants	6.24
Registration Rights Waiver Agreement	Recitals
Seller Deferred Shares	2.9(a)(iii)
Seller Trigger Event	2.9(a)(iv)
Sponsor	Recitals
Sponsor Deferred Shares	2.9(a)(v)
Sponsor High Trigger Deferred Shares	2.9(a)(vi)
Sponsor High Trigger Event	2.9(a)(viii)
Sponsor Low Trigger Deferred Shares	2.9(a)(vii)
Sponsor Low Trigger Event	2.9(a)(ix)
Sponsor Private Placement Warrants	6.24
Sponsor Support Agreement	Recitals
Subscribers	6.26
Subscription Agreements	6.26
Transfer	2.9(g)
Trigger Event	2.9(a)(x)
Waiver Agreement	Recitals
Warrant Agreement	6.24
Warrant Amendments	6.24
Warrant Holder Support Agreement	5.21”

3.      Amendments to Article II of the Agreement.

(a)     Amendment to Section 2.1 of the Agreement. The last sentence of Section 2.1 of the Agreement is hereby amended and restated in its entirety by replacing it with the following:

“In addition and notwithstanding the foregoing sentence, the Purchaser shall (i) pay to the Seller the Earnout Payment and (ii) issue to the Seller the Seller Deferred Shares, in each case, as additional consideration for the Purchased Shares and in accordance with the terms and subject to the conditions of this Agreement.”

(b)    Addition of new Section 2.9 to the Agreement. Article II of the Agreement is hereby amended by inserting the following new Section 2.9 after Section 2.8:

“2.9      Deferred Shares.

(a)        As used in this Agreement, the following terms have the respective meanings set forth below:

(i) “Change in Control” means a transaction with a Person or group of Persons acting in concert, pursuant to which such Person or Persons acquire, directly or indirectly, in any single transaction or series of related transactions, more than 50% of the total voting power or economic rights of the equity securities of

Purchaser (excluding, for the avoidance of doubt, any Deferred Shares to be issued or to become vested in connection with such transaction(s) pursuant to Section 2.9 in connection with such Change in Control, as applicable) (whether by merger, consolidation, sale, exchange, issuance, transfer or redemption of equity securities or otherwise). For purposes of a Change in Control, the “price per share” of Purchaser Common Shares means (a) the amount of cash proceeds and (b) the value of any non-cash consideration that a holder of one Purchaser Common Share would be entitled to receive or receives, directly or indirectly, in such transaction ((x) assuming that any earn-out or similar payments, escrows, holdbacks and similar items are included as part of the consideration received as of the closing of such transaction and (y) calculated as if the equity securities, directly or indirectly, acquired in such transaction are all of the equity securities then outstanding). For purposes of clause (b) of the immediately preceding sentence, the value of any non-cash consideration shall be (i) if the underlying transaction agreement sets forth a value thereof as agreed between the parties thereto, such value set forth in such transaction agreement, (ii) if any such non-cash consideration is an equity security for which a public market exists, the weighted average of the prices of such equity security quoted on the primary securities exchange on which such equity security is listed for the 10 trading day period ending immediately prior to the date of the determination of value or (iii) in any other case, the value reasonably determined in good faith by the Purchaser Board.

(ii) “Purchaser Common Share 30-Day VWAP” means, on any date after the Closing, the volume weighted average trading price per Purchaser Common Share for the thirty consecutive trading days ending on such determination date (calculated as a single period) on the NYSE (or such other national securities exchange that is the principal U.S. trading market for Purchaser Common Shares).

(iii) “Seller Deferred Shares” shall mean 3,000,000 Purchaser Common Shares (which, upon issuance, shall be fully paid and non-assessable and free and clear of any Liens (other than Liens arising under applicable securities Laws or Liens granted by the applicable holder)) that shall be issued by Purchaser to Seller (or its Permitted Transferee) as provided in this Section 2.9.

(iv) “Seller Trigger Event” means any of the following: (A) the first day on which the Purchaser Common Share 30-Day VWAP is equal to or greater than $20.00 (such share price as adjusted pursuant to this Section 2.9, the “Seller Price Target”); (B) in the case of a Change in Control, if the price per Purchaser Common Share paid or payable in connection with such Change in Control is equal to or greater than the Seller Price Target; or (C) the 10 year anniversary of the Closing.

(v) “Sponsor Deferred Shares” shall mean the Sponsor Low Trigger Deferred Shares and the Sponsor High Trigger Deferred Shares.

(vi) “Sponsor High Trigger Deferred Shares” shall mean 1,000,000 Purchaser Common Shares (which, upon issuance, shall be fully paid and non-assessable and free and clear of any Liens (other than Liens arising under applicable securities Laws or Liens granted by the applicable holder)) that shall be issued by Purchaser to Sponsor (or its Permitted Transferee) as provided in this Section 2.9.

(vii) “Sponsor Low Trigger Deferred Shares” shall mean 1,000,000 Purchaser Common Shares (which, upon issuance, shall be fully paid and non-assessable and free and clear of any Liens (other than Liens arising under applicable securities Laws or Liens granted by the applicable holder)) that shall be issued by Purchaser to Sponsor (or its Permitted Transferee) as provided in this Section 2.9.

(viii) “Sponsor High Trigger Event” means any of the following: (A) the first day on which the Purchaser Common Share 30-Day VWAP is equal to or greater than $20.00 (such share price as adjusted pursuant to this Section 2.9, the “Sponsor High Price Target”); or (B) in the case of a Change in Control, if the price per Purchaser Common Share paid or payable in connection with such Change in Control is equal to or greater than the Sponsor High Price Target.

(ix) “Sponsor Low Trigger Event” means any of the following: (A) the first day on which the Purchaser Common Share 30-Day VWAP is equal to or greater than $15.00 (such share price as adjusted pursuant to this Section 2.9, the “Sponsor Low Price Target,” and collectively with the Seller Price Target and the Sponsor High Price Target, the “Price Targets” and each a “Price Target”); or (B) in the case of a Change in Control, if the price per Purchaser Common Share paid or payable in connection with such Change in Control is equal to or greater than the Sponsor Low Price Target.

(x) “Trigger Event” shall mean the Seller Trigger Event, the Sponsor High Trigger Event and the Sponsor Low Trigger Event.

(b) Promptly (but in any event within five (5) Business Days) after the occurrence of:

(i) a Seller Trigger Event, Purchaser shall issue the Seller Deferred Shares to Seller (or its Permitted Transferees);

(ii) a Sponsor Low Trigger Event, Purchaser shall issue the Sponsor Low Trigger Deferred Shares to Sponsor (or its Permitted Transferees); or

(iii) a Sponsor High Trigger Event, Purchaser shall issue the Sponsor High Trigger Deferred Shares to Sponsor (or its Permitted Transferees).

Except as adjusted from time to time pursuant to the terms of this Section 2.9, Purchaser may issue a maximum of, and shall not issue more than, 3,000,000 Purchaser Common Shares to Seller (in addition to the Closing Payment Shares) and not more than 2,000,000 Purchaser Common Shares to Sponsor under this Section 2.9(b). The Sponsor Deferred Shares and the Seller Deferred Shares (collectively, the “Deferred Shares”) are intended to be treated as equity for accounting purposes.

(c) Notwithstanding anything to the contrary, upon the occurrence of a Change in Control that is (i) a Seller Trigger Event, Purchaser shall issue the Seller Deferred Shares to Seller (or its Permitted Transferee), no later than immediately prior to the consummation of such Change in Control (for the avoidance of doubt, if the price per Purchaser Common Share paid or payable in connection with such Change in Control is less than the Seller Price Target, then no Seller Deferred Shares shall be issued pursuant to this Section 2.9 from and after the occurrence of or otherwise in connection with such Change in Control, and all rights to receive such Seller Deferred Shares shall automatically, without any further action of any person, terminate and be forfeited for no consideration); (ii) a Sponsor Low Trigger Event, Purchaser shall issue the Sponsor Low Trigger Deferred Shares to Sponsor (or its Permitted Transferee), no later than immediately prior to the consummation of such Change in Control (for the avoidance of doubt, if the price per Purchaser Common Share paid or payable in connection with such Change in Control is less than the Sponsor Low Price Target, then no Sponsor Low Trigger Deferred Shares shall be issued pursuant to this Section 2.9 from and after the occurrence of or otherwise in connection with such Change in Control, and all rights to receive such Sponsor Low Trigger Deferred Shares shall automatically, without any further action of any person, terminate and be forfeited for no consideration); or (iii) a Sponsor High Trigger Event, Purchaser shall issue the Sponsor High Trigger Deferred Shares to Sponsor (or its Permitted Transferee), no later than immediately prior to the consummation of such Change in Control (for the avoidance of doubt, if the price per Purchaser Common Share paid or payable in connection with such Change in Control is less than the Sponsor High Price Target, then no Sponsor High Trigger Deferred Shares shall be issued pursuant to this Section 2.9 from and after the occurrence of or otherwise in connection with such Change in Control, and all rights to receive such Sponsor High Trigger Deferred Shares shall automatically, without any further action of any person, terminate and be forfeited for no consideration).

(d) The Deferred Shares and/or the Price Targets, as applicable, shall be adjusted appropriately and in good faith by the Purchaser Board to reflect the effect of any stock split, reverse stock split, cash or stock dividend (including any dividend or other distribution of securities convertible into Purchaser Common Shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the Purchaser Common Shares or Purchaser Warrants from time to time for so long as any Deferred Shares may be issued pursuant to this Section 2.9 so as to provide the holders of Deferred Shares with the same economic effect as contemplated by this Section 2.9 and the other applicable provisions of this Agreement prior to such event and as so adjusted shall, from and after the date of such event, be the applicable Deferred Shares and the applicable Price Target(s), as applicable, provided, that, no adjustment shall be made to the Deferred Shares or the Price Targets in respect of the changes made to the Purchaser Warrants in connection with the Warrant Amendments and the transactions contemplated thereby.

(e) If Purchaser, at any time prior to any Trigger Event or forfeiture pursuant to Section 2.9(c), shall pay a dividend or make a distribution in cash, securities or other assets to the holders of the Purchaser Common Shares on account of such Purchaser Common Shares (or other shares of Purchaser’s capital stock into which the Deferred Shares are convertible), other than as described in Section 2.9(d) (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then the applicable Price Target(s) shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and/or the fair market value (as determined by the Purchaser Board, in good faith) of any securities or other assets paid on each Purchaser Common Share in respect of such Extraordinary Dividend.

(f) Purchaser shall take all necessary actions and use commercially reasonable efforts to remain listed as a public company on, and for the applicable Deferred Shares, once issued, to be tradable over, the NYSE; provided, however, the foregoing shall not limit Purchaser from consummating a Change in Control or entering into a Contract that contemplates a Change in Control. Upon the consummation of any Change in Control, other than as set forth in Section 2.9(c) above, Purchaser shall have no further obligations pursuant to this Section 2.9(f).

(g) For purposes of this Section 2.9, each of Sponsor and Seller, collectively, together with any Person who hereafter becomes a party to an agreement to be bound by this Section 2.9 as provided in this Section 2.9, is referred to as a “Deferred Share Holder”. Each Deferred Share Holder hereby agrees not to, during the period commencing from the date of this Agreement and through the date of the applicable Trigger Event: (x) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of any applicable Deferred Shares (or the right to receive any applicable Deferred Shares), (y) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the applicable Deferred Shares, or (z) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (x), (y) or (z) above is to be settled by delivery of Deferred Shares or other securities, in cash or otherwise (any of the foregoing described in clauses (z), (y) or (z), a “Transfer”). The foregoing sentence shall not apply:

(i) to the Transfer of, or the right to receive, any or all of the Deferred Shares by a Deferred Share Holder by a bona fide gift or charitable contribution;

(ii) to the Transfer of, or the right to receive, any or all of the Deferred Shares by a Deferred Share Holder by will or intestate succession upon the death of such Holder;

(iii) to the Transfer of, or the right to receive, any or all of the Deferred Shares by a Deferred Share Holder to any Permitted Transferee; or

(iv) to the Transfer of, or the right to receive, any or all of the Deferred Shares by a Deferred Share Holder pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union.

provided, however, that in any of the foregoing cases (i), (ii), (iii) or (iv), (A) it shall be a condition to such Transfer that the transferee execute and deliver to Purchaser an agreement stating the Deferred Shares (or right to receive such Deferred Shares) that are the subject of such Transfer and that the transferee is receiving and holding such Deferred Shares (or right to receive such Deferred Shares) subject to the provisions of this Section 2.9 applicable to such Deferred Share Holder, and there shall be no further transfer of such Deferred Shares (or right to receive such Deferred Shares) prior to an applicable Trigger Event except in accordance with this Section 2.9, (B) any such Transfer shall not violate any applicable federal or state securities laws, and (C) any such Transfer shall not violate any provision of the Amended and Restated Charter and the Amended and Restated Bylaws; provided further, that in any of the foregoing cases (i) or (ii) such transfer or distribution shall not involve a disposition for value (except to the extent that such transfer or distribution for value is required for tax or other similar purposes in connection with a transfer or distribution to an Affiliate). As used in this Section 2.6, the term “Permitted Transferee” shall mean:

(i) the members of a Deferred Share Holder’s immediate family (for purposes of this Agreement, “immediate family” shall mean with respect to any natural person, any of the following: such person’s spouse, the siblings of such person and his or her spouse, and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouses and siblings);

(ii) any trust for the direct or indirect benefit of a Deferred Share Holder or the immediate family of a Deferred Share Holder;

(iii) if a Deferred Share Holder is a trust, the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust;

(iv) as a distribution to the direct or indirect: general partners, limited partners, shareholders, members of, or owners of similar equity interests in a Deferred Share Holder;

(v) any Affiliate of a Deferred Share Holder; or

(vi) after the end of the lock-up period as set forth in Section 5.1 of the Investor Rights Agreement), any other Person.

Each Deferred Share Holder further agrees to execute such agreements that are reasonably necessary to give effect to this Section 2.9(g).

If any Transfer is made contrary to the provisions of this Agreement, such purported Transfer shall be null and void ab initio, and Purchaser shall refuse to recognize any such purported transferee of the Deferred Shares (or right to receive the Deferred Shares) as a holder thereof for any purpose.

(h) Purchaser agrees that the Deferred Shares, when issued in accordance with the terms hereof, will be duly authorized and validly issued, fully paid and nonassessable, will not be issued in violation of any preemptive or similar rights and will be free and clear of any Liens (other than Liens arising under applicable securities Laws or the Amended and Restated Charter, Amended and Restated Bylaws, or Liens granted, or that result from any action, or the failure to take any action, by the Person to whom such Deferred Shares are issued pursuant to this Agreement). At all times prior to the issuance or forfeiture of the Deferred Shares pursuant to this Section 2.9, Purchaser shall keep available for issuance a sufficient number of authorized and unissued Purchaser Common Shares to permit Purchaser to satisfy its issuance obligations set forth in this Section 2.9, shall take all actions required to increase the authorized number of Purchaser Common Shares if at any time there shall be insufficient unissued Purchaser Common Shares to permit such reservation and shall not enter into any contract or agreement that is in conflict with or would cause Purchaser to violate its obligations under this sentence. Each Deferred Share Holder that is not party to this Agreement is an intended third party beneficiary of this Section 2.9.”

4.      Amendments to Article V of the Agreement.

(a)     Amendment to Section 5.6 of the Agreement. Section 5.6 of the Agreement is hereby amended and restated in its entirety by replacing it with the following:

“5.6  Issuance of Shares.

(a) If the Purchaser enters into any Subscription Agreements or other agreements in connection with a PIPE Financing, then as of the Closing Date: (i) such Subscription Agreements and other agreements shall be a legal, valid and binding obligation of Purchaser, and, to the knowledge of Purchaser, the other parties thereto; (ii) such Subscription Agreements and other agreements shall be in full force and effect, and none of them shall have been withdrawn, rescinded or terminated or otherwise amended or modified in any respect; (iii) the Purchaser shall not be in breach of any of the terms or conditions set forth in any of the Subscription Agreements or such other agreements, and no event shall have occurred which, with or without notice, lapse of time or both, would reasonably be expected to constitute a breach, default or failure to satisfy any condition precedent set forth therein; (iv) no Subscriber or other party thereto shall have notified Purchaser of its intention to terminate all or any portion of any of the Subscription Agreements and/or such other agreements; and (v) any Purchaser Class A Common Shares or other securities of the Purchaser issued pursuant to and in accordance with the Subscription Agreements and/or such other agreements will be duly authorized and validly issued, and will be fully paid and nonassessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of Delaware Law, the Purchaser’s organizational documents or any contract to which the Purchaser is a party or by which the Purchaser is bound.

(b) The Closing Payment Shares, when issued in accordance with this Agreement, will be duly authorized and validly issued, and will be fully paid and nonassessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of Delaware Law, the Purchaser’s organizational documents or any contract to which the Purchaser is a party or by which the Purchaser is bound.”

(b)    Amendment to Section 5.9(b) of the Agreement. Section 5.9(b) of the Agreement is hereby amended and restated in its entirety by replacing it with the following:

“(b) The Trust Agreement is valid and in full force and effect and is enforceable in accordance with its terms. There are no separate agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) (i) between the Purchaser and the Trustee that would cause the description of the Trust Agreement in the Purchaser SEC Reports to be inaccurate in any material respect or (ii) that would entitle any Person (other than Purchaser Common Stockholders who shall have elected to redeem their Purchaser Common Shares pursuant to the Purchaser’s organizational documents) to any portion of the proceeds in the Trust Account. The Purchaser has filed with the SEC true, correct and complete copies of the executed and delivered Trust Agreement. The Trust Agreement has not been amended or modified, and no such amendment or modification is contemplated by the Purchaser. As of the Original Agreement Date, no event has occurred that, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a material default or breach under the Trust Agreement on the part of the Purchaser or the Trustee. Prior to the Closing, none of the funds held in the Trust Account may be released except (A) to pay income and franchise taxes from any interest income earned in the Trust Account or (B) to redeem Purchaser Common Shares in accordance with the provisions of the Purchaser’s organizational documents. There are no Actions pending or threatened in writing with respect to the Trust Account.”

(c) Addition of new Section 5.21 to the Agreement. Article V of the Agreement is hereby amended by inserting the following new Section 5.21 after Section 5.20:

“5.21 Warrant Holder Support Agreements. As of March 13, 2020, the Purchaser has entered into agreements with holders of 65.9% of the outstanding Public Warrants to vote in favor of the Warrant Amendments (each such agreement, a “Warrant Holder Support Agreement”). Each Warrant Holder Support Agreement (i) has been made available to Seller, and (ii) is valid and in full force and effect and is enforceable in accordance with its terms.”

5.      Amendments to Article VI of the Agreement.

(a)     Amendment to Section 6.1(b)(iii) of the Agreement. Section 6.1(b)(iii) of the Agreement is hereby amended by inserting the following immediately following “such securities”:

“, provided, that, notwithstanding anything herein to the contrary, (A) the Purchaser may, if legally permissible, amend the terms of the Purchaser Warrants and issue Purchaser Common Shares to the holders of such warrants in respect of the exchange thereof on the Closing Date, in each case, on the terms and conditions set forth in the Warrant Amendments, and (B) if the Purchaser consummates a PIPE Financing, the Purchaser shall, simultaneously with the Closing and pursuant to the Subscription Agreements, issue to the Subscribers the Purchaser Class A Common Shares or other securities required to be issued to the Subscribers, on the terms and conditions set forth in the Subscription Agreements;”.

(b)    Amendment to Section 6.1(b)(iv) of the Agreement. Section 6.1(b)(iv) of the Agreement is hereby amended by inserting the following immediately following “its securities”:

“, provided, that, notwithstanding anything herein to the contrary, (A) the Purchaser may, if legally permissible, amend the terms of the Purchaser Warrants and issue Purchaser Common Shares to the holders of such warrants in respect of the exchange thereof on the Closing Date, in each case, on the terms and conditions set forth in the Warrant Amendments, and (B) the Purchaser may acquire securities in connection with a PIPE Financing, if such acquisition is agreed to by the Seller in its sole discretion;”.

(c)     Amendment to Section 6.1(b)(v) of the Agreement. Section 6.1(b)(v) of the Agreement is hereby amended by inserting the following immediately following “in the aggregate”:

“, provided, that, notwithstanding anything herein to the contrary, the Purchaser may, if legally permissible, amend the terms of the Purchaser Warrants and make a payment in cash to the holders of such warrants (except in respect of the Sponsor Private Placement Warrants) in respect of the exchange thereof on the Closing Date, in each case, on the terms and conditions set forth in the Warrant Amendments;”.

(d)    Amendment to Section 6.4 of the Agreement. Section 6.4 of the Agreement is hereby amended by deleting the next to last sentence thereof in its entirety.

(e)     Amendment to Section 6.8 of the Agreement. Section 6.8 of the Agreement is hereby amended and restated in its entirety by replacing it with the following:

“6.8      Sponsor Support Agreement Transactions.Pursuant to the Sponsor Support Agreement, the Sponsor shall be automatically deemed to have irrevocably assigned and transferred to Purchaser, in consideration for the Sponsor Deferred Shares, the Purchaser Common Shares at the times and in the amounts specified in the Sponsor Support Agreement.”

(f)     Amendment to Section 6.24 of the Agreement. Section 6.24 of the Agreement is hereby amended and restated in its entirety by replacing it with the following:

“6.24    Warrant Amendment. Purchaser shall use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding Purchaser Warrants that were initially issued to investors in the IPO (the “Purchaser Public Warrants”) to (a) amend that certain Warrant Agreement between Purchaser and Continental Stock Transfer & Trust Company, dated as of November 16, 2017 (as amended from time to time, the “Warrant Agreement”), to provide, among other things, that each outstanding Purchaser Public Warrant shall no longer be exercisable to purchase one-half share of a Purchaser Common Share for $5.75 per half-share (subject to adjustment as provided in the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross Cash in the Trust Fund and the proceeds received by Purchaser under the Subscription Agreements equals at least $225,000,000, $1.00 in cash or (ii) if, at the Closing, the aggregate gross Cash in the Trust Fund and the proceeds received by Purchaser under the Subscription Agreements is less than $225,000,000, $0.50 in cash (one-half of which shall be paid on or before the Closing) and 0.055 of a Purchaser Common Share (the “Public Warrant Amendment”), and (b) to amend the Warrant Agreement to provide, among other things, that each outstanding Purchaser Warrant issued pursuant to that certain Warrants Purchase Agreement between Purchaser and Sponsor (the “Purchaser Private Placement Warrants”) shall no longer be exercisable to purchase one-half share of a Purchaser Common Share for $5.75 per half-share (subject to adjustment as provided in the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross Cash in the Trust Fund and the proceeds received by Purchaser under the Subscription Agreements equals at least $225,000,000, $1.00 in cash or (ii) if, at the Closing, the aggregate gross Cash in the Trust Fund and the proceeds received by Purchaser under the Subscription Agreements is less than $225,000,000, $0.50 in cash (one-half of which shall be paid on or before the Closing) and 0.055 of a Purchaser Common Share (the “Private Warrant Amendment” and together with the Public Warrant Amendment, the “Warrant Amendments”). Purchaser shall enter into the Support Agreement which shall provide that notwithstanding the Warrant Amendments, 14,587,770 Purchaser Private Placement Warrants held by the Sponsor (the “Sponsor Private Placement Warrants”) shall waive any and all rights to receive cash consideration in exchange for such Sponsor Private Placement Warrants under the Private Warrant Amendment and shall instead solely receive 0.11 Purchaser Common Shares per Sponsor Private Placement Warrant. Purchaser shall offer the beneficial holders of the remainder of the outstanding Purchaser Private Placement Warrants (2,912,230) the option to exchange such Purchaser Private Placement Warrants for 0.11 Purchaser Common Shares per Purchaser Private Placement Warrant in lieu of the consideration set forth in the Private Warrant Amendment. In connection with the Warrant Amendments, the Purchaser shall, as promptly as practicable after the date of the First Amendment to this Agreement, use its commercially reasonable efforts to prepare and cause to be filed with the SEC a proxy statement in preliminary form seeking the approval of the holders of the Purchaser Public Warrants of the Warrant Amendments contemplated hereby, in accordance with and as required by the Purchaser’s organizational documents, the Warrant Agreement, applicable Law and any applicable rules and regulations of the SEC and the New York Stock Exchange and have such proxy statement declared effective by the SEC and mail such proxy statement to all holders of the Purchaser Public Warrants as soon as possible thereafter in order to hold a special meeting of the holders of the Purchaser Public Warrants to approve the Warrant Amendments as soon as possible thereafter. Subject to the express provisions of this Section 6.24, the covenants in Sections 6.5(b) and 6.5(c) of this Agreement shall apply mutatis mutandis to this Section 6.24.”

(g)    Addition of new Section 6.26 to the Agreement. Article VI of the Agreement is hereby amended by inserting the following new Section 6.26 after Section 6.25:

“6.26 PIPE Financing. The Purchaser may pursue a private financing pursuant to which (a) new investors would purchase Purchaser Class A Common Shares or other securities of the Purchaser and/or (b) current investors would retain any Purchaser Class A Common Shares already owned by them and/or acquire additional Purchaser Class A Common Shares in the market or in privately negotiated transactions (such new and current investors, the “Subscribers”); provided, that such financing shall otherwise be on terms acceptable to the Seller in its sole discretion (a “PIPE Financing”). Any subscription agreements with the Subscribers to effect the PIPE Financing shall be on terms reasonably acceptable to the Seller in its sole discretion (the “Subscription Agreements”).

6.      Amendments to Article VII of the Agreement.

(a)     Amendment to Section 7.2(i) of the Agreement. Section 7.2(i) of the Agreement is hereby amended and restated in its entirety by replacing it with the following:

“[Intentionally Omitted]”.

7.     Amendment to Section 8.5 of the Agreement. Section 8.5 of the Agreement is hereby amended by inserting the following new subsection (e) after subsection (d):

“(e)      Purchaser hereby agrees that in connection with the Special Tax Indemnity, Seller will assert itself as the primary obligor in respect of such indemnified PRC Tax obligations in all dealings with any relevant PRC Tax Authority (including any action to adjust or collect such assumed Tax liabilities).”

8. Amendment to Section 10.1(f) of the Agreement. Section 10.1(f) of the Agreement is hereby amended and restated in its entirety by replacing it with the following:

“(f)       by either the Purchaser or the Seller, at any time prior to the Closing, if the transactions contemplated herein are not consummated by May 20, 2020.”

9.     Amendment to Table of Contents of the Agreement. The Table of Contents to the Agreement shall automatically, without any further action of any party, be deemed amended to reflect conforming changes to the amendments to the Agreement provided for in this Amendment, including, without limitation, by (i) adding a reference to “Section 2.9 – Deferred Shares” on page -i- immediately after the reference to Section 2.8, (ii) deleting “Effect of Purchaser Stockholder Redemptions” on page -iii- and replacing it with “Sponsor Support Agreement Transactions”, (iii) deleting “Blue Impact Warrant Tender Offer” on page -iii- and replacing it with “Warrant Amendment”; (iv) deleting “Form of Redemption Side Letter” in the list of Exhibits and replacing it with “Form of Sponsor Support Agreement”, (v) adding “J –Waiver Agreement” in the list of Exhibits, and (vii) adding “K – Registration Rights Waiver Agreement” in the list of Exhibits.

10.    Amendments to Exhibits to the Agreement.

(a)     Amendment to Exhibit B to the Agreement. Exhibit B to the Agreement is hereby amended and restated in its entirety to be in the form attached hereto as Exhibit A.

(b)    New Exhibits. A new Exhibit J to the Agreement in the form attached hereto as Exhibit B-1 is hereby added to the Agreement, and a new Exhibit K to the Agreement in the form attached hereto as Exhibit B-2 is hereby added to the Agreement.

11.    Amendments to Schedules and Annexes of the Agreement.

(a)     Amendment to Schedule 5.5 of the Agreement. Schedule 5.5 to the Agreement is hereby amended and restated in its entirety to be in the form attached hereto as Exhibit C-1.

(b)    Amendment to Schedule 6.1(b) of the Agreement. Schedule 6.1(b) to the Agreement is hereby amended and restated in its entirety to be in the form attached hereto as Exhibit C-2.

(c)     Amendment to Annex A of the Agreement. Annex A of the Agreement is hereby amended and restated in its entirety to be in the form attached hereto as Exhibit D.

12.        Effect on Agreement. Other than as specifically set forth herein, all other terms and provisions of the Agreement shall remain unaffected by the terms of this Amendment, and shall continue in full force and effect in accordance with their respective terms. Each reference in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment, and as hereinafter amended or restated.

13.        Counterparts. This Amendment may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

14.        Successors and Assigns. This Amendment shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns.

15.        Amendment. This Amendment may not be amended or modified except by an instrument in writing signed by, or on behalf of, all of the parties hereto.

16.        Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State.

17.        Entire Agreement. This Amendment, the Agreement and the Additional Agreements constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

18.        Effectiveness of this Amendment. Notwithstanding anything to the contrary contained herein, (a) this Amendment shall only become (and shall automatically become) effective and binding on the parties hereto upon the requisite approval of this Amendment by the board of directors of BlueFocus Intelligent Communications Group Co. Ltd., the indirect parent of Seller (such approval, the “BlueFocus Approval”), and (b) this Amendment shall automatically terminate and shall be deemed void ab initio and no party to this Amendment shall have any rights or obligations whatsoever under this Amendment upon any termination of the Agreement in accordance with its terms prior to the BlueFocus Approval. The Seller shall notify the Purchaser as promptly as practicable after the occurrence of the BlueFocus Approval thereby confirming the effectiveness of the Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first written above.

PURCHASER:
LEGACY ACQUISITION CORP.
By:	/s/ Edwin J. Rigaud
Name:	Edwin J. Rigaud
Title:	Chairman and Chief Executive Officer

SELLER:
BLUE VALOR LIMITED
By:	/s/ He Shen
Name:	He Shen
Title:	Authorized Signatory

Exhibit A

EXHIBIT B

FORM OF SPONSOR SUPPORT AGREEMENT

Exhibit B-1

EXHIBIT J

FORM OF WAIVER AGREEMENT

Exhibit B-2

EXHIBIT K

FORM OF REGISTRATION RIGHTS WAIVER AGREEMENT

Exhibit 10.1

SPONSOR SUPPORT AGREEMENT

This SPONSOR SUPPORT AGREEMENT (this “Agreement”), dated as of March 13, 2020, is made and entered into by and among Legacy Acquisition Sponsor I LLC, a Delaware limited liability company (together with its successors, the “Sponsor”), Legacy Acquisition Corp., a Delaware corporation (“Legacy”), and Blue Valor Limited, a company incorporated in Hong Kong (“Blue Valor”). Sponsor, Legacy and Blue Valor shall be referred to herein from time to time collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Share Exchange Agreement (as defined below).

WHEREAS, Legacy and Blue Valor entered into that certain Amended and Restated Share Exchange Agreement, dated as of December 2, 2019 (the “Amended and Restated Share Exchange Agreement”), as amended by that certain First Amendment to the Amended and Restated Share Exchange Agreement, dated as of the date hereof (the “Amendment,” and the Amended and Restated Share Exchange Agreement as amended by the Amendment is referred to herein as the “Share Exchange Agreement”); and

WHEREAS, the Share Exchange Agreement contemplates that the Parties will enter into this Agreement concurrently with the entry into the Amendment, whereby Sponsor shall assign and transfer certain of its equity interests in Legacy to Legacy and agree to certain covenants and agreements related to the transactions contemplated by the Share Exchange Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Representations and Warranties. The Sponsor represents and warrants to Legacy and Blue Valor that the following statements are true and correct:

(a) The Sponsor has the requisite limited liability company or other similar power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action on the part of the Sponsor. This Agreement has been duly and validly executed and delivered by the Sponsor and constitutes a valid, legal and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with its terms.

(b) The Sponsor is the record owner of all of the outstanding shares of Legacy’s Class F Common Stock (the “Sponsor Shares”) and 17,500,000 warrants to purchase shares of Legacy’s Class A Common Stock at a price of $11.50 per share (the “Sponsor Warrants”) as of the date hereof, which constitutes all of the equity securities in Legacy held by Sponsor as of the date hereof. Immediately prior to the Closing, all of the Equity Reduction Shares (as defined herein) will be owned of record by the Sponsor, and all other Sponsor Shares and Sponsor Warrants will be owned of record by Sponsor or its direct or indirect equityholders, which Equity Reduction Shares, such other Sponsor Shares and Sponsor Warrants owned of record by the Sponsor and any other equity securities of Legacy acquired by the Sponsor in accordance with Section 3(c) hereof will constitute all of the equity securities in Legacy held by Sponsor as of immediately prior to the Closing. The Sponsor has, or will have as of the date hereof and immediately prior to giving effect to the transactions occurring on the Closing Date, as applicable, valid, good and marketable title to the Equity Reduction Shares, free and clear of all Liens (other than Liens pursuant to this Agreement or any other Additional Agreements and transfer restrictions under applicable Law or under the certificate of incorporation or bylaws of Legacy). Except for this Agreement, the Sponsor is not party to any option, warrant, purchase right, or other contract or commitment that could require the Sponsor to sell, transfer, or otherwise dispose of the Equity Reduction Shares. Except as disclosed in the Purchaser SEC Documents at least one day prior to the date hereof or as provided in this Agreement, the Share Exchange Agreement, or the Additional Agreements, the Sponsor is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of the Sponsor Shares or the Sponsor Warrants. Neither the Sponsor, nor any transferees of any equity securities of Legacy initially held by the Sponsor, has asserted or perfected any rights to adjustment or other anti-dilution protections with respect to any equity securities of Legacy (including the Sponsor Shares and the Sponsor Warrants) (whether in connection with the transactions contemplated by the Share Exchange Agreement or otherwise).

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(c) The execution, delivery and performance by it of this Agreement and the consummation by the Sponsor of the transactions contemplated hereby do not: (i) conflict with or result in any breach of any provision of the certificate of formation or limited liability company agreement of the Sponsor, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Sponsor is a party or by which its properties or assets may be bound, (iii) violate any Order or Law of any governmental Authority applicable to the Sponsor or its Subsidiaries, or any of their respective properties or assets (including the Sponsor Shares and the Sponsor Warrants), as applicable, or (iv) result in the creation of any Lien (other than Liens pursuant to this Agreement or any other Additional Agreements to which it is subject or bound and transfer restrictions under applicable Law or under the certificate of incorporation or bylaws of Legacy) upon its assets (including the Sponsor Shares and the Sponsor Warrants), except in the case of clauses (ii), (iii) and (iv) above, for violations which would not reasonably be expected to materially impact, impair or delay or prevent the ability of the Sponsor to consummate the transactions contemplated by this Agreement or have a material adverse effect on the ability of the Sponsor to perform its obligations hereunder.

2. Sponsor Equity Reduction. The Sponsor hereby agrees that, immediately prior to the Closing, the Sponsor shall automatically be deemed to irrevocably assign and transfer to Legacy, as partial consideration for the Sponsor Deferred Shares, 3,500,000 shares of Class F Common Stock of Legacy (such shares, the “Equity Reduction Shares”) and that from and after such time, such Equity Reduction Shares shall be cancelled and no longer outstanding. The Sponsor hereby acknowledges and agrees (on behalf of itself and any transferee of Sponsor Shares) that pursuant to the Closing, the remaining Sponsor Shares shall be converted into, in the aggregate, 4,000,000 shares of Legacy Common Stock, unless otherwise agreed by the Parties. The Sponsor further acknowledges and agrees that the terms and conditions of the Sponsor Deferred Shares (including the restrictions on transfer of any such Sponsor Deferred Shares provided therein) are governed by Section 2.9 of the Share Exchange Agreement and the Sponsor acknowledges and agrees to be bound by such terms and conditions.

3. Covenants.

(a) Subject to the terms and conditions of this Agreement, the Sponsor hereby unconditionally and irrevocably agrees to take, or cause to be taken, all actions and to do, or cause to be done, all things, in each case, necessary, proper or advisable to consummate and make effective the transactions contemplated by Section 2 of this Agreement.

(b) From the date hereof until the earlier of the Closing and the termination of the Share Exchange Agreement in accordance with its terms, the Sponsor hereby unconditionally and irrevocably agrees that it shall not, without the prior written consent of Blue Valor, other than the transfer to any of Sponsor’s direct or indirect equityholders of any Sponsor Shares or Sponsor Warrants that are not Equity Reduction Shares, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, with respect to any equity securities of Legacy or any securities convertible into, or exercisable, or exchangeable for, equity securities of Legacy owned by it, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any equity securities of Legacy or any securities convertible into, or exercisable, or exchangeable for, equity securities of Legacy owned by it, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clauses (i) or (ii).

(c) Prior to the Closing, the Sponsor may not acquire any equity securities in Legacy without the prior written consent of Blue Valor.

(d) Notwithstanding the terms of the Private Warrant Amendment and the consideration contemplated thereby, the Sponsor hereby unconditionally and irrevocably agrees, and agrees to take all commercially reasonable further action necessary to reflect, that (i) a minimum of 14,587,770 Purchaser Private Placement Warrants held by the Sponsor shall be exchanged solely for 0.11 Purchaser Common Shares per Sponsor Private Placement Warrant and may not be exchanged for cash, (ii) such Sponsor Private Placement Warrants shall have no powers (including voting powers), designations, preferences or rights except for the right to receive 0.11 Purchaser Common Shares per Sponsor Private Placement Warrant, and (iii) up to 2,912,230 Purchaser Private Placement Warrants that are currently

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allocated to and beneficially owned by certain institutional investors of the Sponsor (the “Allocated Warrants”) may, at the election of such institutional investors, be exchanged for (x) if, at the Closing, the aggregate gross Cash in the Trust Fund and the proceeds received by Purchaser under the Subscription Agreements equals at least $225,000,000, $1.00 in cash or (y) if, at the Closing, the aggregate gross Cash in the Trust Fund and the proceeds received by Purchaser under the Subscription Agreements is less than $225,000,000 million, $0.50 in cash (one-half of which shall be paid on or before the Closing) and 0.055 of a Purchaser Common Share. Notwithstanding the foregoing, if any of the Allocated Warrants ceases to be beneficially owned by such institutional investors of the Sponsor and become beneficially owned by the Sponsor (the “Reverted Warrants”), such Reverted Warrants shall treated in accordance with Sections 3(d)(i) and 3(d)(ii).

4. Termination. This Agreement shall terminate, and have no further force and effect, if the Share Exchange Agreement is terminated in accordance with its terms prior to the Closing.

5. Counterparts. This Agreement may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

6. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the other Parties hereto. Any attempted assignment of this Agreement not in accordance with the terms of this Section 6 shall be void.

7. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, all of the Parties hereto.

8. Governing Law. This Agreement shall be governed by the internal law of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

9. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

10. Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a Business Day, addressee’s day and time, on the date of delivery, and otherwise on the first Business Day after such delivery; (b) if by email, on the date that transmission is confirmed electronically, if by 4:00PM on a Business Day, addressee’s day and time, and otherwise on the first Business Day after the date of such confirmation; or (c) five (5) days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective Parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a Party shall specify to the others in accordance with these notice provisions:

If to Legacy prior to the Closing:

Address: 1308 Race Street Suite 200 Cincinnati, Ohio 45202

Attention: Darryl McCall

Telephone: +1 (505) 820-0412

Email: darrylmccall@legacyacquisition.com

with a copy to:

DLA Piper

Address: 1201 West Peachtree Street, Suite 2800, Atlanta, Georgia 30309-3450

Attention: Gerry Williams

Telephone: 1 (404) 736-7891

Email: Gerry.Williams@us.dlapiper.com

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If to the Sponsor:

Address: 1308 Race Street, Suite 200, Cincinnati, Ohio 45202

Attention: Darryl McCall

Telephone: +1 (505) 820-0412

Email: darrylmccall@legacyacquisition.com

with a copy to:

DLA Piper

Address: 1201 West Peachtree Street, Suite 2800, Atlanta, Georgia 30309-3450

Attention: Gerry Williams

Telephone: 1 (404) 736-7891

Email: Gerry.Williams@us.dlapiper.com

If to Blue Valor or, following the Closing, Legacy:

Address: Bldg. C9-C, Universal Creative Park, 9, Jiuxianqiao North Rd.,

Chaoyang District, Beijing 100015, China

Attention: Xin Wang, Finance Department

Telephone: +86(10) 5647 8811

Email: wangxina@bluefocus.com

with copies to:

Greenberg Traurig LLP

Address: 200 Park Avenue, New York, New York 10166

Attention: Doron Lipshitz

Telephone: +1 (212) 801-3100

Email: lipshitzd@gtlaw.com

O’Melveny & Myers LLP

Address: Two Embarcadero Center, 27th Floor

San Francisco, California

Attention: Kurt Berney

Telephone: +1 (415) 984-8989

Email: kberney@omm.com

11. Entire Agreement. This Agreement, the Share Exchange Agreement and the Additional Agreements constitute the entire agreement among the Parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

LEGACY:

LEGACY ACQUISITION CORP.

By:	/s/ Edwin J. Rigaud
Name:	Edwin J. Rigaud
Title:	Chairman and Chief Executive Officer

SPONSOR:

LEGACY ACQUISITION SPONSOR I LLC

By:	/s/ Edwin J. Rigaud
Name:	Edwin J. Rigaud
Title:	Managing Member

BLUE VALOR:

BLUE VALOR LIMITED

By:	/s/ He Shen
Name:	He Shen
Title:	Authorized Signatory

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Exhibit 10.7

WARRANT HOLDER SUPPORT AGREEMENT

This WARRANT HOLDER SUPPORT AGREEMENT (this “Agreement”), dated as of March 9, 2020, is made and entered into by and between Longfellow Investment Management Co., LLC, a Massachusetts limited liability company (or an account or accounts for which it provides discretionary investment advisory services) (together with its successors, the “Holder”), and Legacy Acquisition Corp., a Delaware corporation (“Legacy”). Holder and Legacy shall be referred to herein from time to time collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Share Exchange Agreement (as defined below).

WHEREAS, Legacy and Blue Valor Limited, a company incorporated in Hong Kong, entered into that certain Amended and Restated Share Exchange Agreement, dated as of December 2, 2019 (the “Amended and Restated Share Exchange Agreement”), as amended by that certain First Amendment to the Amended and Restated Share Exchange Agreement, dated as of the date hereof (the “Amendment,” and the Amended and Restated Share Exchange Agreement as amended by the Amendment is referred to herein as the “Share Exchange Agreement”);

WHEREAS, as of the date hereof, the Holder is the record and Beneficial Owner (such record and Beneficial Ownership, to “Own”, be the “Owner” of or be “Owned” by) warrants that were issued to investors in Legacy’s initial public offering (the “Public Warrants”);

WHEREAS, the Share Exchange Agreement provides that Legacy will use its reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding Public Warrants (the “Approval”) to amend that certain Warrant Agreement between Legacy and Continental Stock Transfer & Trust Company, dated as of November 16, 2017 (as amended from time to time, the “Warrant Agreement”), to provide, among other things, that each outstanding Purchaser Warrant shall no longer be exercisable to purchase one-half share of Purchaser Common Shares for $5.75 per half-share (subject to adjustment as provided in the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the trust fund established by Legacy for the benefit of its public stockholders and the proceeds received by Legacy under the Subscription Agreements equals at least $225 million, $1.00 in cash or (ii) if, at the Closing, the aggregate gross cash in the trust fund established by Legacy for the benefit of its public stockholders and the proceeds received by Legacy under the Subscription Agreements is less than $225 million, $0.50 in cash (one-half of which shall be paid at the Closing) and 0.055 of a Purchaser Common Share (the “Warrant Agreement Amendment”); and

WHEREAS, the Share Exchange Agreement contemplates that the Parties will enter into this Agreement concurrently with the entry into the Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Representations and Warranties. The Holder represents and warrants to Legacy that the following statements are true and correct:

(a) The Holder has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder. This Agreement has been duly and validly executed and delivered by the Holder and constitutes a valid, legal and binding agreement of the Holder, enforceable against the Holder in accordance with its terms.

(b) The Holder is the Owner of at least 200,000 Public Warrants (the “Subject Warrants”) as of the date hereof. The Holder has valid, good and marketable title to the Subject Warrants, free and clear of all Liens (other than Liens pursuant to this Agreement or any other Additional Agreements and transfer restrictions under applicable Law or under the certificate of incorporation or bylaws of Legacy). Except for this Agreement, the Holder is not party to any option, warrant, purchase right, or other contract or commitment that could require the Holder to sell, transfer, or otherwise dispose of the Subject Warrants. Except as set forth in this Agreement, the Holder is not a party to any

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voting trust, proxy or other agreement or understanding with respect to the voting of the Subject Warrants and the Holder has sole voting power and sole dispositive power with respect to all Subject Warrants, with no restrictions on the Holder’s rights of voting or disposition pertaining thereto and no Person other than the Holder has any right to direct or approve the voting or disposition of any of the Subject Warrants.

(c) The execution, delivery and performance by it of this Agreement and the consummation by the Holder of the transactions contemplated hereby do not: (i) conflict with or result in any breach of any provision of the governing documents of the Holder, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Holder is a party or by which its properties or assets may be bound, (iii) violate any Order or Law of any governmental Authority applicable to the Holder or its Subsidiaries, or any of their respective properties or assets (including the Subject Warrants), as applicable, or (iv) result in the creation of any Lien (other than Liens pursuant to this Agreement or any other Additional Agreements to which it is subject or bound and transfer restrictions under applicable Law or under the certificate of incorporation or bylaws of Legacy) upon its assets (including the Subject Warrants), except in the case of clauses (ii), (iii) and (iv) above, for violations which would not reasonably be expected to materially impact, impair or delay or prevent the ability of the Holder to consummate the transactions contemplated by this Agreement or have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

2. Agreements of Holder.

(a) Voting. The Holder hereby irrevocably and unconditionally agrees that from the date hereof, unless and until this Agreement is terminated in accordance with its terms, the Holder shall affirmatively vote all Subject Warrants (or cause them to be voted) or, if applicable, execute written consents in respect thereof, (i) for the adoption of the Warrant Agreement Amendment, (ii) against any action or agreement (including, without limitation, any amendment of any agreement) that Holder knows would result in a breach of any representation, warranty, covenant, agreement or other obligation of Legacy set forth in the Share Exchange Agreement, or of the Holder contained in this Agreement, and (iii) against any agreement (including, without limitation, any amendment of any agreement), amendment or other Legacy action that is intended or would reasonably be expected to prevent, impede, interfere with or delay obtaining the Approval, consummating the Warrant Agreement Amendment or any of the other transactions contemplated by the Share Exchange Agreement. Any such vote shall be cast (or such written consent shall be given) by the Holder in accordance with such procedures relating thereto so as to ensure that such vote (or written consent) is duly counted, including for purposes of establishing and determining that a quorum is present and for purposes of duly recording the results of such vote (or written consent). The Holder shall retain at all times the right to vote all Subject Warrants in its sole discretion and without any other limitation on those matters other than those set forth in this Section 2(a) that are at any time, or from time to time, presented for consideration to and for a vote by the holders of Public Warrants generally.

(b) Exchange. Unless this Agreement shall have been terminated in accordance with its terms, the Holder shall (i) as promptly as legally permissible and in any event not later than the second (2nd) Business Day next following the effectiveness of the Warrant Agreement Amendment, validly exchange (or cause to be exchanged) all of the Subject Warrants in accordance with the terms of the Warrant Agreement Amendment, and (ii) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so exchanged; provided, further, to the extent Legacy determines, in its sole discretion, that it is advisable to conduct a tender offer for the Subject Warrants for the same consideration contemplated by the Warrant Agreement Amendment (the “Offer”) instead of obtaining the Approval, the Holder shall (x) as promptly as practicable and in any event not later than the second (2nd) Business Day following the commencement of such Offer, validly tender (or cause to be tendered) into the Offer all of the Subject Warrants, pursuant to and in accordance with the terms of the Offer, and (y) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so tendered pursuant to the Offer.

(c) Publication. The Holder hereby consents to Legacy publishing and disclosing in the Purchaser SEC Documents the Holder’s identity and ownership of Subject Warrants and the nature of the Holder’s commitments, arrangements and understandings pursuant to this Agreement.

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(d) After Acquired Securities. Any and all Subject Warrants as to which the Holder acquires Ownership after the date hereof and prior to termination of this Agreement shall not constitute Subject Warrants, as applicable, for all purposes of this Agreement.

3. Covenants.

(a) Subject to the terms and conditions of this Agreement, the Holder hereby unconditionally and irrevocably agrees to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by Section 2 of this Agreement.

(b) From the date hereof until the earlier of the Closing and the termination of the Share Exchange Agreement in accordance with its terms, the Holder hereby unconditionally and irrevocably agrees that it shall not, without the prior written consent of Legacy, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, with respect to any Subject Warrants Owned by it, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Warrants or any securities convertible into, or exercisable, or exchangeable for, Subject Warrants Owned by it, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, (iii) except as provided by this Agreement, deposit any Subject Warrants into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any Subject Warrants, or (iv) publicly announce any intention to effect any transaction specified in clauses (i), (ii) or (iii).

4. Termination. This Agreement shall terminate, and have no further force and effect, if the Share Exchange Agreement is terminated in accordance with its terms prior to the Closing.

5. Counterparts. This Agreement may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

6. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the other Party hereto. Any attempted assignment of this Agreement not in accordance with the terms of this Section 6 shall be void.

7. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, all of the Parties hereto.

8. Governing Law. This Agreement shall be governed by the internal law of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

9. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

10. Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a Business Day, addressee’s day and time, on the date of delivery, and otherwise on the first Business Day after such delivery; (b) if by email, on the date that transmission is confirmed electronically, if by 4:00PM on a Business Day, addressee’s day and time, and otherwise on the first Business Day after the date of such confirmation; or (c) five (5) days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective Parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a Party shall specify to the others in accordance with these notice provisions:

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If to Legacy:

Address: 1308 Race Street Suite 200 Cincinnati, Ohio 45202

Attention: Darryl McCall

Telephone: +1 (505) 820-0412

Email: darrylmccall@legacyacquisition.com

with a copy to:

DLA Piper

Address: 1201 West Peachtree Street, Suite 2800, Atlanta, Georgia 30309-3450

Attention: Gerry Williams

Telephone: 1 (404) 736-7891

Email: Gerry.Williams@us.dlapiper.com

If to the Holder:

Address: Longfellow Investment Management Co., LLC

20 Winthrop Square

Boston, MA 02110

Attention:

Telephone: 617-695-3504

Email: compliance@longfellowim.com

11. Entire Agreement. This Agreement, the Share Exchange Agreement and the Additional Agreements constitute the entire agreement among the Parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

LEGACY:

LEGACY ACQUISITION CORP.

By:	/s/ Edwin J. Rigaud
Name:	Edwin J. Rigaud
Title:	Chairman and Chief Executive Officer

HOLDER:

Longfellow Investment Management Co., LLC

By:	/s/ Michelle Martin
Name:	Michelle Martin
Title:	Vice President

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